SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, CKX Lands, Inc. (the “Registrant”) and William Gray Stream, the Registrant’s President and Treasurer and a director, entered into a Second Amendment (the “Second Amendment”) to Mr. Stream’s Executive Employment Agreement with the Registrant effective July 15, 2020 (the “Agreement”). The Agreement was previously filed with the Registrant’s Current Report on Form 8-K on July 16, 2020 and the First Amendment to the Agreement was filed with the Registrant’s Current Report on Form 8-K on March 25, 2021.

The Agreement entitles Mr. Stream to receive restricted stock units and performance shares under a stock incentive plan that the Registrant’s shareholders approved at the Registrant’s annual meeting on May 6, 2021. The Second Amendment:

●	extends the term of the Agreement, as amended, from three years to four years so that it will expire on July 15, 2024;

●
advances the vesting schedule for any granted restricted stock units (RSU’s) by one year so that the first incremental vesting date for granted RSU’s is the second anniversary of the effective date of the Agreement, as amended, instead of the first anniversary as provided under the original Agreement, and the final incremental vesting date (the date on which any granted RSU’s will be fully vested) is the fourth anniversary of the effective date of the Agreement, rather than the third anniversary; and

●	increases certain of the stock price targets for granted performance shares.

The Second Amendment is filed as exhibit 10.1 to this report and is incorporated into this Item 5.02 by reference. The foregoing description of the Second Amendment is qualified in its entirety by reference to such exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1+	Second Amendment to Employment Agreement effective as of March 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

____________
+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: March 29, 2022	By:	/s/ William Gray Stream
William Gray Stream
President and Treasurer